AMENDMENT NO. 2

                                       TO

          AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 2 ("Amendment") is entered into as of September __, 1998, by and among ALLSTATE FINANCIAL CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia ("Borrower"), the undersigned financial institutions (collectively the "Lenders" and individually a "Lender") and IBJ SCHRODER BUSINESS CREDIT CORPORATION as successor to IBJ Schroder Bank & Trust Company ("IBJS"), as agent for the Lenders (IBJS, in such capacity, the "Agent).


                                                    BACKGROUND


         Borrower,  Agent and Lenders  are  parties to an Amended  and  Restated
Revolving Credit Loan and Security Agreement dated as of May 17, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrower with certain financial accommodations.

         In connection with the issuance by Borrower of certain 10% Convertible Subordinated Notes, Borrower and Lender have agreed to amend the Loan Agreement on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

     (a) Section 1.2 is amended by inserting the following defined terms in the appropriate alphabetical order.

     "Average Assets" shall mean all property of Borrower and its Subsidiaries averaged over the period of five consecutive Fiscal Quarters ending on the date of such fifth prior quarter.

     "Gross Non-Earning Assets" shall mean (a) gross finance receivables on which Borrower stops or should stop accruing earned discounts, whether classified as such , as "other receivables" or "other assets", or in any other manner; and (b) amounts receivable by Borrower where the source of payment is expected to be derived from legal proceedings or other collection efforts instituted against a client's customer, guarantors and/or third parties, regardless of how classified. Gross Non-Earning Assets excludes goodwill and any investment by Borrower or its Subsidiaries in the equity of an entity (other than a present or future Subsidiary or Affiliate of the Borrower) which Borrower or its Subsidiaries may acquire subsequent to September 14, 1998, even to the extent not performing to its stated expectation.


     "Net Non-Earning Assets" means Gross Non-Earning Assets less allowance for credit losses (which shall include any reserve, whether allocated to a specific asset or generally).

     (b) Section 7.19 is amended by inserting the following provision at the end thereof:

     "(e) on the last day of each Fiscal Quarter the percentage arrived at by dividing Net Non-Earning Assets by Average Assets shall not be more than the following percent during each of the following periods:

                     Period                                        Percentage

October 1, 1998 through March 31, 1999                                19.5

April 1, 1998 through September 30, 1999                              14.5

October 1, 1999 through September 30, 2000                            11.5

October 1, 2000 and thereafter                                        7.5"


     3. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received four (4) copies of this Amendment executed by Borrower and Required Lenders and consented and agreed to by each of the Guarantors.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

     (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

     (b) After given effect to this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.


     (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

     (d) Borrower has no defense, counterclaim or offset to the Obligations.

     5. Effect on the Loan Agreement.

     (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

     (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

             ALLSTATE FINANCIAL CORPORATION

             By:_______________________________
                  Name:
                  Title:


             IBJ SCHRODER BUSINESS CREDIT CORPORATION, as Agent and Lender

             By:_______________________________
                  Name:
                  Title:


             NATIONAL CANADA FINANCE CORP., as Lender

             By:_______________________________
                  Name:
                  Title:


             By:_______________________________
                  Name:
                  Title:



CONSENTED AND AGREED TO:

LIFETIME OPTIONS, INC., A
VIATICAL SETTLEMENT COMPANY


By:
      Name:
      Title


                       [SIGNATURES CONTINUED ON NEXT PAGE]

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PREMIUM SALES NORTHEAST, INC.


By:
      Name:
      Title


RECEIVABLE FINANCING CORPORATION


By:
      Name:
      Title


BUSINESS FUNDING OF FLORIDA, INC.


By:
      Name:
      Title


BUSINESS FUNDING OF AMERICA, INC.


By:
      Name:
      Title


SETTLEMENT SOLUTIONS, INC.


By:
      Name:
      Title


AFC HOLDING CORPORATION


By:
      Name:
      Title

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